Exhibit 99.1

Freddie Mac Class A Multifamily M Certificates Series M-045 Underlying Bonds Agreed-Upon Procedures Report To: Federal Home Loan Mortgage Corporation 5 July 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Re:	Federal Home Loan Mortgage Corporation (“Freddie Mac”)

Freddie Mac Class A Multifamily M Certificates Series M-045 (the “Class A Certificates”)

Underlying Bonds Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by Freddie Mac and ATAX TEBS IV, LLC (the “Sponsor,” together with Freddie Mac, the “Specified Parties”), solely to assist Freddie Mac with respect to certain information relating to certain bonds (the “Underlying Bonds”) secured by a pool of multifamily affordable housing bonds issued by state and local governmental entities to finance multifamily affordable housing mortgages relating to the Freddie Mac Class A Multifamily M Certificates Series M-045 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, Freddie Mac provided us with:

a.	An electronic data file labeled “ATAX M045 Data Tape June 29 v5.xlsx” and the corresponding record layout and decode information (the “Data File”) that Freddie Mac indicated contains information relating to the Underlying Bonds as of 1 July 2018 (the “Cutoff Date”),

b.	Imaged copies of:

i.	The trust indenture or first supplement to the trust indenture (the “Indenture”),

ii.	The bond certificate (the “Bond”),

iii.	The amendment to the senior deed of trust (the “Deed of Trust”),

iv.	The purchaser letter (the “Purchaser Letter”),

v.	The amortization schedule (the “Amortization Schedule,” together with the Indenture, Bond, Deed of Trust and Purchaser Letter, the “Source Documents”)

that Freddie Mac indicated relate to each Underlying Bond,

c.	The list of relevant characteristics (the “Bond Characteristics”) on the Data File relating to the Underlying Bonds, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

A member firm of Ernst & Young Global Limited

The procedure included in Attachment A was limited to comparing certain information that is further described in Attachment A. Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A with respect to the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by Freddie Mac upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Underlying Bonds, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Freddie Mac that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination or issuance of the Underlying Bonds conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Underlying Bonds,

iii.	Whether the originator or issuer of the Underlying Bonds complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Underlying Bonds that would be material to the likelihood that the issuer of the Class A Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

5 July 2018

Attachment A

Procedure performed and our associated findings

For each Underlying Bond on the “Data Tape – ATAX” tab on the Data File, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the Source Documents, subject to the instructions provided by Freddie Mac that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by Freddie Mac to use for each Bond Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics and Source Documents

Bond Characteristic	Source Document(s)	Note

Property name	Indenture	i.

Senior bond CUSIP	Bond

Current loan amount - senior bonds	Amortization Schedule

Original loan amount - senior bonds	Indenture, Deed of Trust or Purchaser Letter (together, the “Original Loan Amount Source Documents”)	ii.

Note date	Indenture

Senior bond maturity date	Indenture

Mortgage type (note #5)	Indenture

Payment frequency	Indenture

Current bond rate	Indenture

IO begin date	Indenture

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the original loan amount- senior bonds Bond Characteristic for each Underlying Bond, Freddie Mac provided one or more of the Original Loan Amount Source Documents. Freddie Mac instructed us to note agreement if the information on the Data File agreed to the corresponding information on at least one of the Original Loan Amount Source Documents. We performed no procedures to reconcile any differences that may exist between various Original Loan Amount Source Documents for the original loan amount- senior bonds Bond Characteristic.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by Freddie Mac that are described in the notes above.